Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of November 28, 2012 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of October 31, 2011 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                 In the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement the table is hereby amended to read as follows:

Applicable Rate

Pricing Level	Total Leverage Ratio	Eurodollar Rate Loans	Letter of Credit Fee	Base Rate Loans	Unused Fee
I	> 2.75x	2.25%	2.25%	1.25%	0.50%
II	> 2.25x but < 2.75x	2.00%	2.00%	1.00%	0.45%
III	>1.75x but < 2.25x	1.75%	1.75%	0.75%	0.40%
IV	> 1.25x but < 1.75x	1.50%	1.50%	0.50%	0.35%
V	<1.25x	1.25%	1.25%	0.25%	0.30%

(b)                                 In the definition of “Fixed Charge Coverage Ratio” clause (a)(iii) is amended to read as follows:

“cash dividends paid by the Parent (excluding the Specified Dividend) during such period minus”

(c)                                  In the definition of “Maturity Date” in Section 1.01 of the Credit Agreement the reference to “October 31, 2016” is hereby amended to read “November 28, 2017”.

(d)                                 Section 1.01 of the Credit Agreement is amended by inserting the following new definition in the appropriate alphabetical order to read as follows:

“Specified Dividend” means a one-time cash dividend paid by the Parent, in accordance with Section 7.04(f), on or prior to December 31, 2012, in an aggregate amount not to exceed $100,000,000.

(e)                                  In Section 2.07 of the Credit Agreement the table is amended in its entirety to read as follows:

Fiscal Quarter Ending (or Maturity Date)(1)	Principal Amortization Payment
June 30, 2014	$5,312,500
September 30, 2014	$9,375,000
December 31, 2014	$11,718,750
March 31, 2015	$11,718,750
June 30, 2015	$11,718,750
September 30, 2015	$11,718,750
December 31, 2015	$14,062,500
March 31, 2016	$14,062,500
June 30, 2016	$14,062,500
September 30, 2016	$14,062,500
December 31, 2016	$14,062,500
March 31, 2017	$14,062,500
June 30, 2017	$14,062,500
September 30, 2017	$14,062,500
Maturity Date	Outstanding Principal Balance of Initial Term Loan

(1)  The principal repayment installments listed in the table give effect to the application of prepayments made before the date of the Second Amendment to Credit Agreement.

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(f)                                   Schedule 5.16 of the Credit Agreement is hereby amended in its entirety to read in the form of such Schedule attached hereto as Exhibit A.

(g)                                  Section 6.07 of the Credit Agreement is hereby amended by adding the phrase “and Permitted Parent Dividends” after the term “Permitted Acquisitions”.

(h)                                 Schedule 6.14 of the Credit Agreement is hereby amended in its entirety to read in the form of such Schedule attached hereto as Exhibit B.

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Lenders;

(b)                                 Secretary’s Certificates.  Receipt by the Administrative Agent of a secretary’s certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Amendment and attaching certified organizational documents or certifying that there have been no changes to the organizational documents delivered on the Closing Date;

(c)                                  Good Standings.  Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(d)                                 Opinions.

(i)                                     Receipt by the Administrative Agent of a favorable opinion of Sidley Austin LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

(ii)                                  Receipt by the Administrative Agent of a favorable opinion of Alston & Bird LLP, local Georgia counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; and

(e)                                  Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of (a) an amendment fee, for the account of each Lender, equal to 7.5 basis points of the aggregate amount of such Lender’s Initial Term Loan and Revolving Credit Commitment as of the date of this Agreement and (b) all other fees and expenses which are due and payable as of the date hereof or which have been separately agreed to, under the Credit Agreement or other Loan Documents, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

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4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

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9.                                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which when taken together shall constitute a single contract.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and Chief Financial Officer

KAPSTONE CONTAINER CORPORATION,
(f/k/a U.S. Corrugated, Inc.) a Georgia corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Ken Puro
	Name:	Ken Puro
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ David Bacon
	Name:	David Bacon
	Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen C. Watts
Name:	Stephen C. Watts
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

TD BANK, N.A.,
as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

COMPASS BANK,
as a Lender

By:	/s/ John R. Bozalis, Jr.
Name:	John R. Bozalis, Jr.
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ M. James Barry
Name:	M. James Barry
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

COOPERATIEVE CENTRALE
RAIFFESEIN-BOERENLEENBANK,
as a Lender

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

By:	/s/ John L. Church
Name:	John L. Church
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James Gelle
Name:	James Gelle
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/ Manas N. Athanikar
Name:	Manas N. Athanikar
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mary Ann Klemm
Name:	Mary Ann Klemm
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

COBANK, ACB,
as a Lender

By:	/s/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

AMERICAN AGCREDIT, PCA
as a Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

1st FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey J. Waldinger
Name:	Corey J. Waldinger
Title:	Vice President, Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Ron Walker
Name:	Ron Walker
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ M. Scott Randall
Name:	M. Scott Randall
Title:	Officer

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sharon Shipley
Name:	Sharon Shipley
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By:	/s/ Troy Mostaert
Name:	Troy Mostaert
Title:	Vice President Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

MANUFACTURERS BANK,
as a Lender

By:	/s/ Sean R. Walker
Name:	Sean R. Walker
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ Tim Daniels
Name:	Tim Daniels
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

SECOND AMENDMENT

Exhibit A

SCHEDULE 5.16

REAL PROPERTY

Address of Property	Leased/Owned	Address of Landlord
*KapStone Paper and Packaging Corporation 1101 Skokie Blvd., Suite 300 Northbrook, IL 60062	Leased	PCS Administration (USA), Inc. 1101 Skokie Blvd., Suite 400 Northbrook, IL 60062
KapStone Kraft Paper Corporation 100 Gaston Road Roanoke Rapids, NC 27870	Owned	N/A
KapStone Kraft Paper Corporation Airstrip Property (as defined in Attachment 1 to Schedule 5.07)	Owned	N/A
KapStone Charleston Kraft LLC 5600 Virginia Avenue North Charleston, SC 29406	Owned	N/A
KapStone Charleston Kraft LLC 309 N. Maple Street Summerville, SC 29483	Owned	N/A
KapStone Charleston Kraft LLC 707 Whitehead Road Elgin, SC 29483	Owned	N/A
KapStone Charleston Kraft LLC 1382 Elm Street Hampton, SC 29924	Owned	N/A
KapStone Charleston Kraft LLC 28026 U.S. Highway 76 Kinards, SC 29355	Owned	N/A
KapStone Charleston Kraft LLC Harvey Tract Landfill Highway 16 Summerville, SC 29483	Owned	N/A
KapStone Charleston Kraft LLC 665 Chip Mill Road Andrews, SC 29510	Leased	MeadWestvaco Forestry, LLC P.O. Box 118005 Charleston, SC 29423-8005
KapStone Charleston Kraft 105 Doyle Road (sometimes listed as having an address at 107 Motel Drive; also known as “St. George Maintenance Shop”) St. George, SC 29477	Leased	MeadWestvaco Forestry, LLC P.O. Box 118005 Charleston, SC 29423-8005
KapStone Charleston Kraft LLC 7 miles west of Givans Town and 4 miles west of Givans Ferry	Leased	MeadWestvaco Forestry, LLC P.O. Box 118005 Charleston, SC 29423-8005

Bridge Badham, SC

KapStone Charleston Kraft LLC

Water Leases

Tracts 21-24 and Tract 17

(included in the legal description of Parcel 7 by virtue of references to previously recorded water line easements/leases, including 1938 leases from the Commissioners of Public Works of Charleston recorded in Book C-32 at Pages 450 and 458, assigned by a recorded Assignment of Lease from MeadWestvaco to KapStone Charleston Kraft LLC)

Charleston, SC

	Leased	Commissioners of Public Works of the City of Charleston, SC P.O. Box B Charleston, SC 29402
*KapStone Acquisition Inc. (f/k/a U.S. Corrugated Acquisition Inc.) 550 Broad Street, Suite 605 Newark, NJ 07102	Lease	Jeffrey Greenberg Heritage Capital Group 123 Prospect Street P.O. Box 627 Ridgewood, NJ 07451
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 28 Park Drive Amsterdam, NY 12010	Lease	DLL – Amsterdam, LLC 115 Stevens Avenue Valhalla, NY 10595
**KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 655A Selig Drive Atlanta, GA 30336	Lease	C.B. Richard Ellis 3230 Peachtree Corners Circle Suite H Norcross, GA 30092 Attn: Cherry Mora
**KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 5560 Gwaltney Drive Atlanta, GA 30336	Lease	Avison Young 3350 Riverwood Pkwy., Suite 850 Atlanta, GA 30339 Attn: Jonathan Key, Property Manager
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 225 Mitch McConnell Way S. Central Ky. Indus. Park Bowling Green, KY 42101	Lease	DLL – Bowling Green, LLC 115 Stevens Avenue Valhalla, NY 10595
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 1601 Blairs Ferry Road, NE Cedar Rapids, IA 52402	Lease	DLL – Cedar Rapids, LLC 115 Stevens Avenue Valhalla, NY 10595

KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 2370 Sullivan Road College Park, GA 30337	Own	N/A
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 4200 Cambridge Road Fort Worth, TX 76155	Own	N/A
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 5400 32nd Avenue South Grand Forks, ND 58201	Lease	DLL – Grand Forks, LLC 115 Stevens Avenue Valhalla, NY 10595
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 1469 294th Road Seward, NE 68434	Lease	DLL – Seward, LLC 115 Stevens Avenue Valhalla, NY 10595
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 100 Palmer Avenue West Springfield, MA 01089	Own	N/A
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 5851 East River Road Fridley, MN 55432	Lease	DLL – Fridley, LLC 115 Stevens Avenue Valhalla, NY 10595
KapStone Container Corporation (f/k/a U.S. Corrugated, Inc.) 139 Price Farm Road Cowpens, SC 29330	Own	N/A
Anderson Packaging, Inc. 1001 Cale Drive P.O. Box 350 Lawrenceburg, KY 40342	Lease	James W. Kessinger 1031 Woodspoint Drive Lawrenceburg, KY 40342
Anderson Packaging, Inc. 400 Chandler Street Somerset, KY 42501	Lease	Somerset Pulaski County Development Holdings, LLC P.O. Box 450 Somerset, KY 42502
**U.S. Corrugated of Mesquite, LLC 700 N. Sam Houston Road Mesquite, TX 75149	Lease	700 N. Sam Houston Road Realty, LLC 115 Stevens Avenue Valhalla, NY 10595

*Indicates a property that constitutes leased office space and that is excluded from the Collateral (i.e., no Mortgage required).

**Indicates a property where, pursuant to Schedule 6.14(f), the Loan Parties were required only to use “commercially reasonable efforts” to obtain and deliver a Mortgage and related real property collateral documents.  The Loan Parties have been unable to obtain a Mortgage and related documents after using such efforts.

Exhibit B

SCHEDULE 6.14

POST –CLOSING OBLIGATIONS

(a)           (i) Complete the “satisfaction and discharge” of the U.S. Corrugated Bonds within 45 days of the Closing Date in a manner that extinguishes all Debt with respect thereto and (ii) deliver to the Administrative Agent evidence of such completion.

(b)           Complete the Post-Acquisition Consolidation on the same Business Day as the Closing Date.

(c)           Within 5 days of the Closing Date (or such later date as the Administrative Agent shall agree), provide evidence that the Administrative Agent, on behalf of the Lenders, has been named as an additional insured with respect to the environmental insurance policies required to be obtained under the Pine Merger Agreement.

(d)           Within 5 days of the Closing Date (or such later date as the Administrative Agent shall agree), provide the Administrative Agent with a revised certificate of property insurance, which shall include the properties of the Target.

(e)           Execute and deliver the Mortgages with respect to the properties owned by the Target on the same Business Day as the Closing Date, except as set forth in (f) below.

(f)            Except at set forth in (xi) below, within [60] days of the Closing Date (or such later date as the Administrative Agent shall agree), use commercially reasonable efforts to provide the Administrative Agent with the following (all in a form satisfactory to the Administrative Agent) with respect to the real property locations of the Loan Parties:

(i)	Ft. Worth, TX:
Estoppel from Declarant under recorded Declaration

(ii)	Gwaltney Drive, Atlanta, GA:
Estoppel, Consent and Agreement from Landlord
Consent and SNDA of Fee Lender
Memorandum of Lease
Mechanics Lien Waivers from contractors to fee owners or mechanics lien coverage
Leasehold Mortgage
Mortgage Policy of Title Insurance
Opinion of local counsel

(iii)	Selig Drive, Atlanta, GA:
Estoppel, Consent and Agreement from Landlord
Consent and SNDA of Fee Lender
Memorandum of Lease
Leasehold Mortgage
Mortgage Policy of Title Insurance
Opinion of local counsel

(iv)	Bowling Green, KY:
Estoppel from Bowling Green Flex Park

(v)	Fridley, MN:
Estoppel from JLT East River Road, LLC

(vi)	Lawrenceburg, KY:
Release of Expired Fee Mortgage
Endorsement to Mortgage Policy of Title Insurance deleting exception for two fee mortgages

(vii)	Mesquite, TX:
Consent and SNDA of Fee Lender
Leasehold Mortgage
Mortgage Policy of Title Insurance
Opinion of local counsel

(viii)	Somerset, KY:
Release of two fee mortgages of record
Endorsement to Mortgage Policy of Title Insurance deleting exception for two fee mortgages

(ix)	North Charleston, SC
Within twenty (20) days of the Closing Date, an endorsement to Mortgage Policy of Title Insurance deleting exception for mechanic’s liens.

(g)           Within 60 days of the date of the Second Amendment (or such later date as the Administrative Agent shall agree), provide the Administrative Agent with the following (all in a form satisfactory to the Administrative Agent) with respect to the real property locations of the Loan Parties:

(i)	Fridley, MN
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance

(ii)	College Park, GA
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance

(iii)	Bowling Green, KY
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance

(iv)	Lawrenceburg, KY
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance

(v)	Somerset, KY
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance

(vi)	Grand Forks, ND
Amendment to Mortgage reflecting the new Maturity Date
Endorsement to Mortgage Policy of Title Insurance